Filed pursuant to Rule 497(a)(1)
Registration No. 333-170724
Rule 482ad

Prospect Capital Corporation Prices Public Offering of Common Stock

NEW YORK, NY — (MARKET WIRE) — April 4, 2011 — Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”) announced that it has priced its public offering of 9,000,000 shares of common stock.  Prospect has granted the underwriter a 30-day option to purchase up to an additional 1,350,000 shares of common stock.  The offering is subject to customary closing conditions and is expected to close on April 7, 2011. The last reported sales price of Prospect’s common stock on April 1, 2011 was $12.18 per share.

Prospect expects to use the net proceeds of this offering initially to maintain balance sheet liquidity, involving repayment of debt under its credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with its investment objective.

Goldman, Sachs & Co. is the sole underwriter of this offering.

The offering is being made pursuant to an effective shelf registration statement.  The offering may be made only by means of a prospectus supplement and the accompanying prospectus, copies of which may be obtained by sending a request to: Contact Information: Goldman, Sachs & Co., Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation is a closed-end investment company that lends to and invests in private and microcap public businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:

Grier Eliasek, President and Chief Operating Officer

grier@prospectstreet.com

(212) 448-9577